SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                      CURRENT REPORT
            Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

           Date of Report:  March 15, 1997, 1997
            (Date of earliest event reported)

                 LIDAK PHARMACEUTICALS
  (Exact name of registrant as specified in its charter)

                        CALIFORNIA
       (State or other jurisdiction of incorporation)

         0-18734                     33-0314804
(Commission File Number)           (IRS Employer
                                 Identification No.)

11077 North Torrey Pines Road, La Jolla, California 92037
    (Address of principal executive offices)     (Zip code)

                     (619) 558-0364
      (Registrants telephone number, including area code)

Item 5.                 OTHER EVENTS

      The registrant incorporates by reference herein the press release dated March 18, 1997, attached hereto as Exhibit 99.

Item 7.      Financial Statements and Exhibits

       (c) Exhibits

           (i) Exhibit 99 -- Press Release dated March 18, 1997.


                             SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act  of 1934, the registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  hereunto   duly
authorized.




                             LIDAK PHARMACEUTICALS

Date:  March 24, 1997    By:/s/David H. Katz
                               ------------------------------
                               David H. Katz, M.D.
                                President  and  Chief  Executive
                                 Officer

                                                         EXHIBIT 99
DATE:  MARCH 18, 1997   LIDAK PHARMACEUTICALS CONTACT:   Lisa Dawn Katz
                               NEWS   RELEASE             Director,
                                                          Communications &
                                                          Investor Relations
                                                         LIDAKPharmaceuticals
                                                         (619) 558-0364,
                                                             ext. 256

                                                          David  H.  Katz,M.D.
                                                         President/CEO
                                                         LIDAK Pharmaceuticals
                                                         (619) 450-1538

         LIDAK PHARMACEUTICALS ADDS NEW VICE PRESIDENT AND REPORTS
               DRUG DEVELOPMENT HIGHLIGHTS AT ANNUAL MEETING


      LA JOLLA, CALIFORNIA -- March 18, 1997 -- In his report to shareholders at the March 15, 1997 annual meeting of LIDAK Pharmaceuticals (Nasdaq NNM: LDAKA), Dr. David H. Katz, LIDAK's Chief Executive Officer, announced the promotion of James E. Berg to the new position of Vice
President of Clinical Affairs and Product Development. For the past five years Mr. Berg has held the position of Director of Clinical Affairs and Product Development at LIDAK. Prior to joining LIDAK Mr. Berg was employed by QUIDEL Corporation, where from 1984 to 1992, he held positions as Regional Manager, Autoimmune Products, National Accounts Manager, Director of Materials, Materials Manager and Product Manager. "This is a well-deserved promotion for one of LIDAK's most dedicated, hard-working and effective team members," said Dr. Katz.

      Dr. Katz also updated shareholders on the state of several of the Company's ongoing product development programs. The most advanced program involves the ongoing Phase 3 clinical trials with the topical formulation of LIDAK's proprietary drug, n-docosanol (LIDAKOL_), as a treatment of oral herpes. These studies are being conducted on over six hundred patients at 22 clinical sites around the United States. The trials are on schedule for completion and data availability by the third quarter of the year, as previously reported.

      Commenting on progress in the Company's preclinical programs, Katz reported that the rapid screening technology, announced late last year, for identifying novel compounds that suppress production of allergy-causing IgE antibodies has yielded four promising new drug candidates for potential treatment of allergies and asthma. "These results are encouraging not only because of the new potential drugs that have been discovered, but also for the speed of the discovery process which supports our hopes for the value of this rapid screening technology,"
Dr. Katz stated.

      LIDAK Pharmaceuticals is developing therapeutic products against virally caused diseases, inflammatory disorders and cancer.


                                   # # #

The information contained in this press release should be reviewed in conjunction with the Company's Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth many risks and uncertainties related to the Company's business, including risks and uncertainties related to drug development and clinical trials.